UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 23, 2013 (April 22, 2013)

____________________

Bering Exploration, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-50541 (Commission File Number)	88-0507007 (I.R.S. Employer Identification No.)
710 N. Post Oak Road, Suite 410 Houston, Texas (Address of Principal Executive Offices)	77024 (Zip Code)

N/A
-------------------------------------
(Former name or former address, if changed since last report)

Registrant’s telephone number, including area code:  (713)780-0806

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 22, 2013, Mr. Steven M. Plumb, age 53, was appointed to the Board of Directors of the Company and to serve as the Company’s President and Chief Operating Officer.  Mr. Plumb currently serves as the Company’s Chief Financial Officer and Secretary.   He will continue to serve in these capacities.

In connection with his appointment, Mr. Plumb’s monthly compensation will increase to $12,750 per month.

Item 9.01              Financial Statements and Exhibit

(d)           Exhibits

The following exhibit is to be filed as part of this 8-K:

EXHIBIT NO.                                           IDENTIFICATION OF EXHIBIT

None.

SIGNATURES

           Pursuant  to  the  requirements of the Securities Exchange Act of 1934, the registrant  has  duly  caused  this  report  to  be  signed on its behalf by the undersigned  hereunto  duly  authorized.

BERING EXPLORATION, INC.

By: /s/ J. Leonard Ivins
J. Leonard Ivins, Chief Executive Officer

DATE: April 23, 2013